SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2020 (Unaudited)

Shares	Common Stocks: 97.2%	Value ($)
	Auto/Trucks Parts & Equipment: 4.9%
1,263	Gentherm Inc. *	39,658
1,134	Hella GmbH & Co KGaA	33,209
		72,867
	Commerical Services: 3.1%
1,449	Quanta Services Inc.	45,977

	Rubber-Tires: 2.1%
447	Continental AG	32,337

	Smart Transportation: 25.2%
585	Aptiv PLC	28,805
1,200	Denso Corp.	38,948
33,000	Geely Automobile Holdings Ltd.	48,694
1,578	Johnson Matthey PLC	35,256
1,209	Sensata Technologies Holding *	34,976
69	Tesla Inc. *	36,156
78,000	Tianneng Power International	58,051
900	Toyota Motor Corp.	54,397
3,444	Volvo AB Class B	41,576
		376,859
	Technology: 3.2%
1,014	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	48,459

	Technology & Transportation: 58.7%
42	Alphabet Inc. Class C *	48,838
528	Amphenol Corp. Class A	38,481
468	Analog Devices Inc.	41,956
213	ANSYS Inc. *	49,516
726	Autohome Inc. - ADR *	51,561
3,150	Dana Inc.	24,601
591	Eaton Corp. PLC	45,915
1,017	FLIR Systems Inc.	32,432
5,532	Hanon Systems	40,249
981	Hexagon AB Class B	42,019
2,484	Infineon Technologies AG - ADR	36,783
924	Intel Corp.	50,007
435	Lear Corp.	35,344
201	LG Chem Ltd.	50,285
258	NVIDIA Corp.	68,009
450	NXP Semiconductors NV	37,318
2,862	ON Semiconductor Corp. *	35,603
570	Power Integrations Inc.	50,348
267	Samsung SDI Co Ltd.	52,671
531	Skyworks Solutions Inc.	47,461
		879,397

	Total Common Stocks (Cost $1,851,409)	1,455,896

Shares		Value ($)
	Preferred Stocks: 2.4%
	Smart Transportation: 2.4%
300	Volkswagen AG	35,341
	Total Preferred Stocks (Cost $59,484)	35,341

	Total Investments (Cost $1,910,893)- 99.6%	1,491,237
	Other Assets in Excess of Liabilities - 0.4%	6,243
	TOTAL Net Assets - 100.0%	$1,497,480

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company